UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2021

FATHOM HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)

2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 888-455-6040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.01        Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Fathom Holdings Inc. (the “Company”) on April 14, 2021 (the “Prior 8-K”), the Company entered into an Agreement and Plan of Merger (“Merger Agreement”), by and among the Company; Fathom Merger Sub A, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company; Fathom Merger Sub B, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company; E4:9 Holdings, Inc., a Delaware corporation (“E4:9”); the stockholders of E4:9 set forth on Annex B to the Merger Agreement; and Paul S. Marsh, an individual in the capacity as Stockholder Representative thereunder.

On April 16, 2021 (the “Closing Date”), the Company closed the transactions under the Merger Agreement.

For more information on the Agreement and Plan of Merger, see Item 1.01 in the Prior 8-K, which is incorporated into this Item 2.01 by reference.

Item 3.02        Unregistered Sales of Equity Securities.

On the Closing Date, the Company issued 513,862 shares of its common stock, no par value, to the stockholders of E4:9 (the “E4:9 Sellers”), as described in Item 1.01 of the Prior 8-K. The shares issued to the E4:9 Sellers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuance does not involve a public offering. The information disclosed in response to Item 1.01 of the Prior 8-K is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: April 20, 2021	/s/ Marco Fregenal
Marco Fregenal
President and Chief Financial Officer